EXHIBIT 24


                        POWER OF ATTORNEY

     I, John K. Casey, Vice Chairman, Chief Financial Officer and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ John K. Casey
                                   John K. Casey



POWER OF ATTORNEY

     I, R. David Thomas, Senior Chairman of the Board and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ R. David Thomas
                                   R. David Thomas



POWER OF ATTORNEY

     I, James W. Near, Chairman of the Board and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ James W. Near
                                   James W. Near



POWER OF ATTORNEY

     I, Gordon F. Teter, President, Chief Executive Officer, Chief Operating Officer and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ Gordon F. Teter
                                   Gordon F. Teter



POWER OF ATTORNEY

     I, Ronald E. Musick, Executive Vice President and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                      /s/ Ronald E. Musick
                                   Ronald E. Musick



POWER OF ATTORNEY

     I, Lawrence A. Laudick, Vice President, General Controller and Assistant Secretary of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence E. Schauf my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ Lawrence A. Laudick
                                   Lawrence A. Laudick



POWER OF ATTORNEY

     I, W. Clay Hamner, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ W. Clay Hamner
                                   W. Clay Hamner




POWER OF ATTORNEY

     I, Ernest S. Hayeck, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ Ernest S. Hayeck
                                   Ernest S. Hayeck



POWER OF ATTORNEY

     I, Janet Hill, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ Janet Hill
                                   Janet Hill



POWER OF ATTORNEY

     I, Thomas F. Keller, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ Thomas F. Keller
                                   Thomas F. Keller



POWER OF ATTORNEY

     I, Fielden B. Nutter, Sr., Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ Fielden B. Nutter, Sr.
                                   Fielden B. Nutter, Sr.



POWER OF ATTORNEY

     I, James V. Pickett, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ James V. Pickett
                                   James V. Pickett


POWER OF ATTORNEY

     I, Frederick R. Reed, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of March, 1995.


                                     /s/ Frederick R. Reed
                                   Frederick R. Reed


POWER OF ATTORNEY

     I, Thekla R. Shackelford, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Wendy's International, Inc. Profit Sharing and Savings Plan, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name as of the ____ day of February, 1995.


                                     /s/ Thekla R. Shackelford
                                   Thekla R. Shackelford